SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for Friday, March 27, 2009. If you are a shareholder of record of the Fund as of the close of business on February 6, 2009, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders will be asked to approve a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Fund, and Allegiant Asset Management Company ("Allegiant"), the investment adviser to the Fund (the "Proposal"). This New Agreement has the same advisory fee as, and otherwise does not materially differ from, the current advisory agreement (the "Current Agreement") between the Trust, on behalf of the Fund, and Allegiant. You are being asked to approve the New Agreement because the Current Agreement is expected to terminate as a result of the transaction described below.

Prior to December 31, 2008, National City Corporation ("National City") was the indirect parent corporation of Allegiant. On October 24, 2008, National City and The PNC Financial Services Group, Inc. ("PNC") announced the signing of a definitive agreement for the merger of PNC and National City. Under the terms of the definitive agreement, on December 31, 2008, National City merged with and into PNC, with PNC surviving the merger (the "Merger"), in a stock-for-stock transaction, as approved by the Boards of Directors and shareholders of both companies. PNC is one of the nation's largest diversified financial services organizations providing consumer and business banking; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-backed lending; wealth management; asset management; and global fund services. The Merger may be deemed to cause a change in control of Allegiant under the Investment Company Act of 1940, as amended (the "1940 Act"), which would result in the assignment, and automatic termination, of the Current Agreement. Allegiant believes that, based on certain past interpretations of the staff of the SEC, the Merger should not result in such an assignment. Nevertheless, the Trust, on behalf of the Fund, proposes to enter into the New Agreement with Allegiant. The New Agreement requires the approval of both the Board of Trustees of the Trust (the "Board") and the shareholders of the Fund. Allegiant does not expect this event to affect the nature or quality of the services performed for the Fund. It is also expected that senior management personnel at Allegiant will retain their current responsibilities and the Fund's investment objective and strategy will remain the same. Additionally, all of the terms and conditions of the New Agreement will be substantially similar to those of the Current Agreement.

The Board has approved an interim agreement (the "Interim Agreement") under which Allegiant continues to provide investment advisory services during the period between the closing of the Merger on December 31, 2008, and shareholder approval of the New Agreement. Allegiant can serve pursuant to the Interim Agreement for up to 150 days. Compensation earned by Allegiant under the

Interim Agreement will be held in an interest-bearing escrow account. If the Fund's shareholders approve the New Agreement prior to the end of the 150 day period, the amount held in the escrow account under the Interim Agreement will be paid to Allegiant. If shareholders of the Fund do not approve the New Agreement, Allegiant will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account for the Fund, plus interest earned.

Based on information the Board previously received from Allegiant, the Board approved the New Agreement and concluded that it is in the best interests of shareholders of the Fund to approve the New Agreement and recommended that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or Allegiant, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-888-766-8043. Do not call the Fund's investment adviser, Allegiant Asset Management Company.

Sincerely,

/s/ Phillip T. Masterson

Phillip T. Masterson
President

      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
    A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
         ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                         IMPORTANT NEWS FOR SHAREHOLDERS
                         -------------------------------

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the Fund that requires a shareholder vote.

                              QUESTIONS AND ANSWERS
                              ---------------------

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on an important proposal concerning your investment in the Fund (the "Proposal").

Q.    WHAT IS HAPPENING?

A. On December 31, 2008, National City, the former indirect parent corporation of Allegiant, merged with and into PNC, with PNC surviving the merger, in a stock-for-stock transaction, as approved by the Boards of Directors and shareholders of both companies. The Merger may be deemed to cause a change in control of Allegiant under the 1940 Act, which would result in the assignment, and automatic termination, of Allegiant's investment advisory agreement with the Trust. Allegiant believes that, based on certain past interpretations of the staff of the SEC, the Merger should not result in such an assignment. Nevertheless, the Trust, on behalf of the Fund, proposes to enter into the New Agreement with Allegiant, which requires the approval of both the Board and the shareholders of the Fund.

Q.    HOW WILL THE MERGER AFFECT THE FUND?

A. Other than the indirect change in the ownership of the investment adviser to the Fund, all other aspects of the present arrangement under the Current Agreement, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund are expected to remain unchanged. Allegiant has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

Q.    WHY AM I BEING ASKED TO VOTE ON A NEW AGREEMENT?

A. The Merger may be deemed to cause a change in control of Allegiant under the 1940 Act, which would result in the assignment, and automatic termination, of Allegiant's investment advisory agreement with the Trust. Allegiant believes that, based on certain past interpretations of the staff of the SEC, the Merger should not result in such an assignment. Nevertheless, the Trust, on behalf of the Fund, proposes to enter into the New Agreement with Allegiant. The 1940 Act, which regulates investment companies such as the Fund, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. At its November 11-12, 2008 meeting, the Board reviewed and approved the New Agreement and the Interim Agreement. The Interim Agreement took effect upon the closing of the Merger on December 31, 2008, and will continue in effect for a term ending on the earlier of 150 days from the closing of the Merger or when shareholders of the Fund approve the New Agreement.

      Except for the time periods covered by the agreements, there are no material differences between the New Agreement, the Interim Agreement and the Current Agreement. The Fund's advisory fee rates will remain unchanged.

Q.    WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. The Board has approved the Interim Agreement, which took effect upon the consummation of the Merger on December 31, 2008, and which permits Allegiant to continue to serve as adviser to the Fund following the Merger for a period not to exceed 150 days. If the New Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement from the date the Merger is consummated and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund, including resubmitting the New Agreement to shareholders for approval.

Q.    HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.

Q.    HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-888-766-8043.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-888-766-8043 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
   A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
    ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE,
               SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      UNITED ASSOCIATION S&P 500 INDEX FUND
                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 27, 2009

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Friday, March 27, 2009 at 11:00 a.m. Eastern Time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Allegiant Asset Management Company ("Allegiant"), the Fund's investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on February 6, 2009 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON MARCH 27, 2009.

The proxy statement is available at www.proxyvote.com.

                                            By Order of the Board of Trustees

                                            /s/ Phillip T. Masterson

                                            Phillip T. Masterson
                                            President

                      UNITED ASSOCIATION S&P 500 INDEX FUND
                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 27, 2009

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders of the United Association S&P 500 Index Fund (the "Fund") to be held on Friday, March 27, 2009, at 11:00 a.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund of record at the close of business on February 6, 2009 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about February 25, 2009.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of February 6, 2009, Class I and Class II of the United Association S&P 500 Index Fund had 23,378,407.522 and 3,564,021.08, respectively, units of beneficial interest ("Shares") issued and outstanding.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Fund's investment adviser, Allegiant Asset Management Company, the Fund's principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

PROPOSAL - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
           -------------------------------------------------

BACKGROUND INFORMATION

      The Fund is a series of the Trust. Allegiant has served as the investment adviser of the Fund since its inception. The Trust offers two classes of the Fund, Class I and Class II. Shareholders of each class of shares of the Fund will vote together on the Proposal.

THE CHANGE IN CONTROL OF ALLEGIANT

      Prior to December 31, 2008, National City was the indirect parent corporation of Allegiant. On October 24, 2008, National City and PNC announced the signing of a definitive agreement for the merger of PNC and National City. Under the terms of the definitive agreement, on December 31, 2008, National City merged with and into PNC, with PNC surviving the merger, in a stock-for-stock transaction, as approved by the Boards of Directors and shareholders of both companies. PNC is one of the nation's largest diversified financial services organizations providing consumer and business banking; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-backed lending; wealth management; asset management; and global fund services. The Merger may be deemed to cause a change in control of Allegiant under the 1940 Act, which would result in the assignment, and automatic termination, of Allegiant's investment advisory agreement with the Trust. Allegiant believes that, based on certain past interpretations of the staff of the SEC, the Merger should not result in such an assignment. Nevertheless, the Trust, on behalf of the Fund, proposes to enter into the New Agreement with Allegiant, which requires the approval of both the Board and the shareholders of the Fund.

      Other than the indirect change in the ownership of the investment adviser to the Fund, all other aspects of the relationship between Allegiant and the Fund, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund, are expected to remain unchanged. Allegiant has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

BOARD APPROVAL OF THE NEW AGREEMENT AND THE INTERIM AGREEMENT

      The 1940 Act, which regulates investment companies such as the Fund, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. The Current Agreement was last submitted to shareholders of the Fund on April 13, 2006 for the purpose of approving an increase in the advisory fee payable by the Fund. The Board last approved the continuance of the Current Agreement at a meeting held on February 19-20, 2008. The Merger may be deemed to cause a change in control of Allegiant under the 1940 Act, which would result in the assignment, and automatic termination, of Allegiant's investment advisory agreement with the Trust. Allegiant believes that, based on certain past interpretations of the staff of the SEC, the Merger should not result in such an assignment. Nevertheless, the Trust, on behalf of the Fund, proposes to enter into the New Agreement with Allegiant. At its November 11-12, 2008 meeting, the Board reviewed and approved the New Agreement and the Interim Agreement. The Interim Agreement took effect upon the closing of the Merger on December 31, 2008 and will continue in effect for a term ending on the earlier of 150 days from the closing of the Merger or when shareholders of the Fund approve the New Agreement.

DESCRIPTION OF THE NEW AGREEMENT

      A form of the New Agreement is attached to this proxy statement as Exhibit
      A. There are no material differences between the New Agreement and the Current Agreement. For instance, the Fund's advisory fee rate will remain unchanged. With respect to duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement will continue for two years. Thereafter, the New Agreement will continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the Board and by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Fund. The Trust may cause the New Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. Allegiant may at any time terminate the New Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice to the Trust.

      Pursuant to the New Agreement, Allegiant will continue to serve as the Fund's investment adviser. Each of the Current Agreement and the New Agreement requires the investment adviser to:

            o     Manage the investment and reinvestment of the Fund's assets;

            o Continuously review, supervise, and administer the investment program of the Fund;

            o Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded for the Fund;

            o Provide the Trust, and any other agent designated by the Trust, with records concerning Allegiant's activities which the Trust is required to maintain; and

            o Provide other reports reasonably requested by the Trust's administrator or the Trust's officers and Board concerning Allegiant's discharge of the foregoing responsibilities.

      Each of the Current Agreement and the New Agreement also authorizes Allegiant to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs Allegiant to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, Allegiant also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Fund, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended.

      Each of the Current Agreement and the New Agreement obligates Allegiant to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Each of the Current Agreement and the New Agreement require Allegiant to indemnify the Trust for certain losses and expenses. Under the Current Agreement, Allegiant's obligation to indemnify may arise due to its willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Current Agreement. Under the New Agreement, Allegiant's obligation to indemnify the Trust may be triggered by its misfeasance or negligence generally in the performance of its duties or its negligent disregard of its obligations and duties under the New Agreement. Under the terms of each of the Current Agreement and the New Agreement, Allegiant will bear its costs of providing its services thereunder.

INFORMATION ON INVESTMENT ADVISORY FEES

      The New Agreement provides that, for its services, Allegiant is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.095% of the average daily net assets of the Fund. This level of compensation is identical to the level of compensation under the Current Agreement.

      During the most recent fiscal year ended October 31, 2008, the Fund paid Allegiant the following advisory fees pursuant to the Current Agreement:

-----------------------------------------------------------------------------------
                                                     TOTAL FEES PAID TO THE ADVISER
CONTRACTUAL FEES PAID   FEES WAIVED BY THE ADVISER           (AFTER WAIVERS)
-----------------------------------------------------------------------------------
     $220,692                     $0                          $220,692
-----------------------------------------------------------------------------------

INFORMATION ON ALLEGIANT ASSET MANAGEMENT COMPANY

      Allegiant Asset Management Company is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Allegiant was established in 1985 and offers investment management services for institutions and retail clients. As of September 30, 2008, Allegiant had approximately $28.7 billion in assets under management. Allegiant is a wholly-owned subsidiary of National City Bank, 1900 East Ninth Street, Cleveland, OH 44114. National City Bank, in turn, is now a wholly-owned subsidiary of The PNC Financial Services Group, Inc. whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222.

      Allegiant currently acts as investment adviser to the Allegiant S&P 500 Index Fund, which has an investment objective and investment strategies that are similar to those of the Fund. As of September 30, 2008, the Allegiant S&P 500 Index Fund had approximately $136.1 million in assets. Allegiant receives a fee of 0.20% of the Allegiant S&P 500 Index Fund's average daily net assets, for its services as investment adviser to the Allegiant S&P 500 Index Fund. The Allegiant S&P 500 Index Fund is a series of Allegiant Funds.

      THE NAMES AND PRINCIPAL OCCUPATIONS OF THE PRINCIPAL EXECUTIVE OFFICER AND EACH MEMBER OF THE MANAGEMENT COMMITTEE OF ALLEGIANT ARE LISTED BELOW. THE BUSINESS ADDRESS FOR EACH INDIVIDUAL LISTED BELOW IS ALLEGIANT ASSET MANAGEMENT, 200 PUBLIC SQUARE, 5TH FLOOR, CLEVELAND, OH 44114.

         -----------------------------------------------------------------------
         NAME                    PRINCIPAL OCCUPATION
         -----------------------------------------------------------------------
         Kathleen T. Barr        Director and Allegiant Funds Chief Compliance
                                 Officer

         Joseph C. Penko         Director and Treasurer

         John Abunassar          Director, President and Chief Executive Officer

         Andrew D. Harding       Director and Chief Investment Officer (Fixed
                                 Income)

         Gordon A. Johnson       Director and Senior Portfolio Manager

         Jacqueline M. Hummel    Chief Compliance Officer

         Hitesh C. Patel         Managing Director

         -----------------------------------------------------------------------

SECTION 15(f) OF THE 1940 ACT

      In connection with the Merger, Allegiant is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trust currently meets this requirement and intends to comply with it for the three year period following the Merger. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" under the 1940 Act includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In this connection, the Board has been informed that no special compensation arrangements were contemplated in connection with the Merger. Moreover, Allegiant has advised the Board that, after reasonable inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of Merger. All costs incurred by the Fund in connection with the Merger, including all costs of this proxy solicitation, will be borne by Allegiant or its affiliates.

RECOMMENDATION OF TRUSTEES

      BOARD CONSIDERATIONS REGARDING THE INTERIM AGREEMENT AND THE NEW AGREEMENT
      - In approving the Interim Agreement and the New Agreement at its meeting held on November 11-12, 2008, the Board relied on the information it had received at its February 19-20, 2008 Board meeting, at which time it considered and renewed the Current Agreement between the Fund and Allegiant. In addition, at the November Board meeting, Allegiant provided a certification to the Board confirming that no material events had occurred since the February Board meeting, nor was it aware of any additional information that would reasonably be expected to have a material impact upon the Board's consideration of the Interim Agreement or the New Agreement. The Board also took into account that it was sufficiently familiar with the services provided by Allegiant, its respective personnel and prior performance, based on past dealings with Allegiant, its regular monitoring process and the quarterly reports it receives from Allegiant. The Board also considered that the Current Agreement may, in its view, be deemed to be terminated as a result of the Merger. Further, the terms of the New Agreement were materially identical to those contained in the Current Agreement, with the exception of the change in effective date.

      At their February 19-20, 2008 meeting, the Trustees completed their annual review and approval of the continuance of the Current Agreement. Prior to that meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from Allegiant regarding, among other things: (i) the nature, extent and quality of the services to be provided by Allegiant; (ii) the investment performance of the Fund and Allegiant; (iii) the costs of the services to be provided and profits to be realized by Allegiant and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. Many of the factors considered at the February 2008 meeting were applicable to the Trustees' evaluation of the Interim Agreement and the New Agreement at the November 2008 meeting. Accordingly, in evaluating such agreements, the Trustees relied upon their knowledge and experience with Allegiant and considered the information received and their evaluations and conclusions drawn at the February 2008 meeting.

      During the annual review, a representative from Allegiant, along with other Fund service providers, presented additional oral and written information to help the Board evaluate Allegiant's fee and other aspects of the Current Agreement. Among other things, the representative provided an overview of the Fund and the Allegiant's investment management personnel. The representative then reviewed Allegiant's assets under management, tracking error over the past year, and representative clients, noting that the Fund is offered exclusively to the United Association of Plumbers and Pipefitters (the "UA") and its members. The representative also discussed the low commission rates charged for executed trades and confirmed that no soft dollars are used to purchase research for the Fund. The Trustees then discussed the written materials that the Board received before the meeting and Allegiant's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Current Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of Allegiant and the re-approval of the Current Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

      At the November 2008 meeting, the Trustees considered the structure and terms of the Merger, the strategic plan and governance structure for Allegiant following the Merger, benefits or undue burdens imposed on the Fund as a result of the Merger, anticipated effects on the Fund's expense ratio following the Merger, legal issues for the Fund as a result of the Merger, and the costs associated with obtaining necessary shareholder approvals and who would bear those costs. The Trustees then deliberated on the approval of both the Interim Agreement and the New Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the approval of both the Interim Agreement and the New Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

      NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. In considering the nature, extent and quality of the services provided by Allegiant, the Board considered, among other things, the expected impact, if any, of the Merger on the operations, facilities, organization and personnel of Allegiant; the potential implications of regulatory restrictions on the Fund following the Merger; the ability of Allegiant to perform its duties after the Merger; and any anticipated changes to the current investment and other practices of the Fund. The Board noted that there are no material differences between the terms of the Current Agreement, the Interim Agreement and the New Agreement, including the fees payable thereunder. The Trustees further noted that key personnel of Allegiant who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Merger. Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Merger was not expected to adversely affect the nature, quality or extent of services provided by Allegiant and that the expected nature, quality and extent of such services supported approval of the Interim Agreement and the New Agreement.

      FUND PERFORMANCE AND INVESTMENT OBJECTIVES. With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund were expected to continue to manage the Fund following the completion of the Merger. During the annual review, the Board compared the Fund's performance to benchmark indices and other similar mutual funds over various periods of time and concluded that it was satisfied with the investment performance of the Fund, in light of the factors described by Allegiant that contributed to the Fund's performance. The Trustees further noted that the Fund's investment policies and strategies were not expected to change as a result of the Merger. In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the Interim Agreement and the New Agreement.

      COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. During the annual review, the Trustees considered, among other things, the management fee and expenses of the Fund and comparisons of such fee and expenses with peers. At the annual review, the Trustees determined that the Fund's advisory fee and expenses were reasonable. In evaluating the profitability of Allegiant under the Interim Agreement and the New Agreement, the Trustees considered their conclusions at their prior review and noted the fee schedule under the Interim Agreement and the New Agreement is identical to that under the Current Agreement. Taking into consideration its prior evaluation of fees and expenses at the annual renewal, the Board determined that the management fee and expenses were reasonable.

      Moreover, the Trustees were satisfied that, at the annual review, Allegiant's level of profitability for its advisory activities was reasonable and that Allegiant's level of profitability should continue to be reasonable after the Merger. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

      Based on their deliberations and evaluation of the information discussed previously, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Interim Agreement and the New Agreement are fair and reasonable, that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Current Agreement, and that the fees under the Interim Agreement and New Agreement are reasonable in light of the services to be provided to the Fund. The Board, and the Independent Trustees voting separately, approved the Interim Agreement and the New Agreement and concluded that the New Agreement should be recommended to shareholders for approval.

REQUIRED VOTE

      Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND
                          VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION
----------------------

OTHER SERVICE PROVIDERS

      SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

      Allegiant or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

      As of February 6, 2009, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

UNITED ASSOCIATION S&P 500 INDEX FUND - CLASS I SHARES

------------------------------------------------------------------------------------
NAME AND ADDRESS                                         NUMBER OF SHARES   PERCENT
------------------------------------------------------------------------------------
UNATCO First Midwest Bank Trust Division                 3,568,409.473      15.26%
2801 West Jefferson Street
Joliet, IL 60435-5299

Heating, Piping & Refrigeration Pension Fund             2,377,913.171      10.17%
DTD 06/11/1973
9411 Philadelphia Road - Suite S
Baltimore, MD 21237-4168

HOCO                                                     1,703,008.364      7.28%
911 Main Street - Suite 201
Kansas City, MO 64105-5304

Illinois National Bank Trust Department                  1,298,448.241      5.55%
322 East Capitol Avenue
Springfield, IL 62701-1710
------------------------------------------------------------------------------------

UNITED ASSOCIATION S&P 500 INDEX FUND - CLASS II SHARES

------------------------------------------------------------------------------------
NAME AND ADDRESS                                         NUMBER OF SHARES   PERCENT
------------------------------------------------------------------------------------
New York Life Trust Company                              2,417,095.317      67.82%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Reliance Trust Cust.                                     213,970.596        6.00%
FBO Plumbers & Pipefitters Unitized Plan
PO Box 48529
Atlanta, GA 30362-1529

M&I Trust Company                                        197,178.329        5.53%
Plubmers & Steamfitters Local Union #60
401(k) Plan
11270 West Park Place
Suite 400-PPW-08-WM
Attn: Mutual Funds
Milwaukee, WI 53224-3623
------------------------------------------------------------------------------------

      The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

      For a free copy of the Fund's annual report for the fiscal year ended October 31, 2008, and/or semi-annual report for the six month period ended April 30, 2008, shareholders of the Fund may call 1-888-766-8043 or write to the Fund at: United Association S&P 500 Index Fund, P.O. Box 8635, Boston, MA 02266-8635.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

      If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-888-766-8043.

      The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Allegiant or its affiliates, not the Fund.

      All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business.

      If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the Proposal.

      As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Allegiant or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

      No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                 By Order of the Trustees,

                                                 Phillip T. Masterson
                                                 President

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this __th day of ______, 200_ by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts voluntary association registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and ALLEGIANT ASSET MANAGEMENT COMPANY (the "Adviser"), a Michigan corporation with its principal place of business at 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

                               WITNESSETH

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of
      (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (d) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (e) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (f) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (g) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (h) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (i) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current
      Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (j) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (k) USE OF THE NAME "ALLEGIANT". The Adviser has the right to use the name "Allegiant" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Allegiant" in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Allegiant."

            (l) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (m) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (n) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

            (o) REPRESENTATIONS. The representations and warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "ALLEGIANT". The Adviser grants to the Trust a license to use the name "Allegiant" (the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name;

and (b) change the name of the Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

      The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

      This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

            (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

            (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

      18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

      19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                         THE ADVISORS' INNER CIRCLE FUND, on behalf of the Fund listed on Schedule A

                                 By: _______________________________
                                         Name:  Philip T. Masterson
                                         Title: President

                         ALLEGIANT ASSET MANAGEMENT COMPANY

                                 By: _______________________________
                                         Name:
                                         Title:

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                        DATED ____________, 200_ BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                       ALLEGIANT ASSET MANAGEMENT COMPANY

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

FUND                                                                       RATE
----                                                                      ------
United Association S&P 500 Index Fund ................................    0.095%

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                                 MARCH 27, 2009

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Philip Masterson and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on March 27, 2009, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:

PROPOSAL

      To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Allegiant Asset Management Company.

      ____FOR                       ____AGAINST                      ____ABSTAIN

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, either holder may sign this Proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:________________, 2009

                                              __________________________________
                                              Signature of Shareholder

                                              __________________________________
                                              Signature (Joint owners)

                                              __________________________________
                                              Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

      PROXY TABULATOR                  TO VOTE BY INTERNET
      P.O. BOX 9112
      FARMINGDALE, NY 11735            1) Read the Proxy Statement and have the
                                          proxy card below at hand.
                                       2) Go to website WWW.PROXYVOTE.COM
                                       3) Follow the instructions provided on
                                          the website.

                                       TO VOTE BY TELEPHONE

                                       1) Read the Proxy Statement and have the
                                          proxy card below at hand.
                                       2) Call 1-800-690-6903
                                       3) Follow the instructions.

                                       TO VOTE BY MAIL

                                       1) Read the Proxy Statement.
                                       2) Check the appropriate boxes on the
                                          proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope
                                          provided.









TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                      UNTDA1          KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------
                              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------
            UNITED ASSOCIATION S&P 500 INDEX FUND
                                                                                                               ____
                                                                                                                   |
                                                                                                                   |



   PROPOSAL                                                                                     FOR  AGAINST  ABSTAIN

   To  approve  a  new  investment  advisory  agreement  between  the  Trust,  on  behalf  of    O      O        O
   the Fund, and Allegiant Asset Management Company.

   THIS PROXY  WILL,  WHEN  PROPERLY  EXECUTED,  BE VOTED AS  DIRECTED  HEREIN BY THE SIGNING
   SHAREHOLDER(S).  IF NO  CONTRARY  DIRECTION  IS  GIVEN  WHEN THE  DULY  EXECUTED  PROXY IS
   RETURNED,  THIS PROXY WILL BE VOTED FOR THE  FOREGOING  PROPOSAL  AND WILL BE VOTED IN THE
   APPOINTED  PROXIES'  DISCRETION  UPON SUCH OTHER  BUSINESS AS MAY PROPERLY COME BEFORE THE
   MEETING.

   Your  signature(s)  acknowledge(s)  receipt  with  this  proxy of a copy of the  Notice of
   Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s)  appear on this proxy.  If the shares are held jointly,  either holder may sign this  proxy but the name of the person  signing  should  conform  exactly to the name appearing  on  this  proxy.  Attorneys-in-fact,  executors,  administrators,  trustees  or guardians should indicate the full title and capacity in which they are signing.

   PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED  POSTAGE-PAID ENVELOPE WHETHER OR
   NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

   -------------------------------------------    -------------------------------------------

   -------------------------------------------    -------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]  Date       Signature (Joint Owners)           Date
------------------------------------------------------------------------------------------------------------------------

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 27, 2009: The Proxy Statement is available at www.proxyvote.com.





--------------------------------------------------------------------------------
                                                                          UNTDA2
--------------------------------------------------------------------------------





                      UNITED ASSOCIATION S&P 500 INDEX FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                                 MARCH 27, 2009

      The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Philip Masterson and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the United Association S&P 500 Index Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on March 27, 2009, and any adjournments or postponements thereof (the "Meeting"); and on the reverse the undersigned hereby instructs said proxies to vote.

--------------------------------------------------------------------------------